Exhibit 99.1

The Manitowoc Company Reports Strong Second-Quarter 2026 Results; Backlog Over $1.0 Billion, Adjusted EBITDA Improved 85.9% From the Prior Year, and Full Year Guidance Raised

Second-Quarter 2026 Highlights

•
Orders of $708.7 million, up 56.1% year-over-year. Backlog of $1,050.1 million at quarter end
•
Net sales of $594.9 million, up 10.3% year-over-year
•
Non-new machine sales of $172.2 million, up 6.6% year-over-year
•
Adjusted EBITDA of $48.9 million, up 85.9% year-over-year, with significant margin expansion of 330 basis points
•
Cash flows provided by operating activities of $8.0 million; up $75.7 million year-over-year

MILWAUKEE, Wis. - The Manitowoc Company, Inc. (NYSE: MTW) (the “Company” or “Manitowoc”) today reported second-quarter net income of $14.2 million, or $0.39 per diluted share. Second-quarter adjusted net income(1) was $16.8 million or $0.46 per diluted share.

Orders in the second quarter were $708.7 million, a 56.1% increase from the prior year, resulting in backlog of $1,050.1 million at the end of the quarter.

Net sales in the second quarter were $594.9 million, an increase of 10.3% from the prior year. Non-new machine sales were $172.2 million, an increase of 6.6% year-over-year. Adjusted EBITDA(1) was $48.9 million, an increase of 85.9% from the prior year.

“Our second quarter results exceeded our expectations. Net sales increased 10% year-over-year, and adjusted EBITDA grew 86% year-over-year. Customer sentiment remained positive, as strong quoting activity translated into higher order intake across our business. I am extremely pleased with the team’s performance across the business and the continued momentum in non-new machine sales,” commented Aaron H. Ravenscroft, President and Chief Executive Officer of The Manitowoc Company.

“Looking ahead, we remain focused on executing our CRANES+50 strategy and continue to see opportunities for growth. While the market environment remains dynamic, we believe our disciplined approach, strong customer relationships, and strategic initiatives position Manitowoc well for the remainder of 2026,” concluded Ravenscroft.

Updated Full-Year 2026 Guidance

The Company’s updated guidance, and a comparison to its prior guidance, is summarized in the table below.

	Updated Guidance	Prior Guidance
Net sales	$2.3 to $2.4 billion	$2.25 to $2.35 billion
Adjusted EBITDA	$150 to $170 million, including $16 million net benefit from tariff refunds	$125 to $150 million
Depreciation and amortization	$60 million	$60 million
Interest expense	$35 to $38 million	$35 to $38 million
Provision for income tax expense	$17 to $24 million, excluding one-time expenses	$11 to $15 million, excluding one-time expenses
Adjusted diluted earnings per share	$0.80 to $1.20	$0.45 to $0.90
Capital expenditures	$45 to $50 million, $25 million related to the rental fleet	$45 to $50 million, $25 million related to the rental fleet
Adjusted free cash flows	$50 to $70 million	$40 to $65 million

The guidance set forth above constitutes forward-looking information and is subject to the risks and uncertainties described under "Forward-Looking Statements" below and in the Company's filings with the Securities and Exchange Commission.

Investor Conference Call

The Manitowoc Company will host a conference call for security analysts and institutional investors to discuss its second-quarter 2026 earnings results on Friday, August 7, 2026, at 10:00 a.m. ET (9:00 a.m. CT). Shareholders and prospective investors are encouraged to submit questions in advance to ion.warner@manitowoc.com. A live audio webcast of the call, along with the related presentation, will be available via webcast on the Manitowoc website at http://ir.manitowoc.com in the "Events & Presentations" section. A replay of the conference call will also be available at the same location on the website.

About The Manitowoc Company, Inc.

The Manitowoc Company, Inc. (“Manitowoc” or the “Company”) was founded in 1902, and is headquartered in Milwaukee, Wisconsin, United States. Manitowoc, through its wholly-owned subsidiaries, provides high quality, customer-focused lifting products and services world-wide through its Grove, Manitowoc, National Crane, Potain, Shuttlelift, and Upfits by Aspen Equipment brands and its support-focused subsidiary MGX Equipment Services. For more information, visit www.manitowoc.com.

Footnote

(1)Adjusted net income (loss), adjusted diluted net income (loss) per share (“Adjusted DEPS”), EBITDA, adjusted EBITDA, adjusted operating income, adjusted return on invested capital (“Adjusted ROIC”), and free cash flows are financial measures that are not in accordance with U.S. GAAP. For definitions and a reconciliation to the most comparable U.S. GAAP numbers, please see the schedule of “Non-GAAP Financial Measures” at the end of this press release.

Forward-looking Statements

This press release includes “forward-looking statements” intended to qualify for the safe harbor from liability under the Private Securities Litigation Reform Act of 1995. Any statements contained in this press release that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations of the management of the Company and are subject to uncertainty and changes in circumstances. Forward-looking statements include, without limitation, statements typically containing words such as “intends,” “expects,” “anticipates,” “targets,” “estimates,” and words of similar import. By their nature, forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results and developments to differ materially include, among others:

•
macroeconomic conditions, including inflation, elevated interest rates, and tariffs, as well as prior supply chain, labor and logistics constraints, have had, and may continue to have, a negative impact on Manitowoc’s ability to convert backlog into revenue (the timing of sales) which could impact, and has impacted, its financial condition, cash flows, and results of operations (including future uncertain impacts);
•
uncertainty regarding, and adverse changes to, trade policy, including tariffs, reciprocal tariffs, trade agreements, ongoing negotiations on trade agreements with additional trade partners, legal challenges to certain tariffs authorities, updated guidance from regulators, export duties, import controls and trade barriers (including quotas);
•
actions of competitors;
•
changes in economic or industry conditions generally or in the markets served by Manitowoc;
•
geopolitical events, including the ongoing conflicts in Ukraine and in the Middle East, other political and economic conditions and risks and other geographic factors, have led to and may continue to lead to market disruptions, including volatility in commodity prices (including oil and gas), raw material and component costs, energy prices, inflation, consumer behavior, supply chain, and credit and capital markets, and could result in the impairment of assets;
•
changes in customer demand, including changes in global demand for high-capacity lifting equipment, changes in demand for lifting equipment in emerging economies and changes in demand for used lifting equipment including changes in government approval and funding of projects;
•
the ability to convert backlog, orders, and order activity into sales and the timing of those sales;
•
the ability to focus on customers, new technologies, and innovation;
•
uncertainties associated with new product introductions, the successful development and market acceptance of new and innovative products that drive growth;
•
failure to comply with regulatory requirements related to the products and aftermarket services the Company sells;
•
the ability to capitalize on key strategic opportunities and the ability to implement Manitowoc’s long-term initiatives;
•
the ability of Manitowoc's customers to receive financing;
•
risks associated with high debt leverage;
•
impairment of goodwill and/or intangible assets;
•
changes in revenues, margins and costs;
•
the ability to increase operational efficiencies across Manitowoc and to capitalize on those efficiencies;
•
the ability to generate cash and manage working capital consistent with Manitowoc’s stated goals;
•
work stoppages, labor negotiations, labor rates, and labor costs;
•
the Company’s ability to attract and retain qualified personnel;
•
changes in the capital and financial markets;
•
the ability to complete and appropriately integrate acquisitions, strategic alliances, joint ventures, and other significant transactions;
•
issues associated with the availability and viability of suppliers;

•
the ability to significantly improve profitability;
•
realization of anticipated earnings enhancements, cost savings, strategic options and other synergies, and the anticipated timing to realize those enhancements, savings, synergies, and options;
•
the replacement cycle of technologically obsolete products;
•
foreign currency fluctuation and its impact on reported results;
•
risks associated with data security and technological systems and protections;
•
the ability to direct resources to those areas that will deliver the highest returns;
•
risks associated with manufacturing or design defects;
•
natural disasters, other weather events, pandemics, and other public health crises disrupting commerce in one or more regions of the world;
•
issues relating to the ability to timely and effectively execute on manufacturing strategies, general efficiencies, and capacity utilization of the Company’s facilities;
•
the ability to focus and capitalize on product and service quality and reliability;
•
issues associated with the quality of materials, components, and products sourced from third parties and the ability to successfully resolve those issues;
•
changes in laws throughout the world, including governmental regulations on climate change;
•
the inability to defend against potential infringement claims on intellectual property rights;
•
the ability to sell products and services through distributors and other third parties;
•
issues affecting the effective tax rate for the year;
•
acts of terrorism; and
•
other risks and factors detailed in Manitowoc's 2025 Annual Report on Form 10-K, as such may be amended or supplemented in Manitowoc’s subsequently filed Quarterly Reports on Form 10-Q and its other filings with the United States Securities and Exchange Commission.

Manitowoc undertakes no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise. Forward-looking statements only speak as of the date on which they are made. Information on the potential factors that could affect the Company's actual results of operations is included in its filings with the Securities and Exchange Commission, including but not limited to its Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

THE MANITOWOC COMPANY, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In millions, except per share and share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Net sales	$594.9	$539.5	$1,089.5	$1,010.4
Cost of sales	471.8	440.5	871.1	821.6
Gross profit	123.1	99.0	218.4	188.8
Operating costs and expenses:
Engineering, selling and administrative expenses	90.4	87.4	181.0	170.3
Amortization of intangible assets	0.8	0.8	1.6	1.6
Restructuring expense	0.8	1.0	1.6	1.8
Total operating costs and expenses	92.0	89.2	184.2	173.7
Operating income	31.1	9.8	34.2	15.1
Other expense:
Interest expense	(9.2)	(9.2)	(18.1)	(17.9)
Amortization of deferred financing fees	(0.3)	(0.3)	(0.7)	(0.7)
Other income (expense) - net	(0.2)	1.0	(3.3)	(4.0)
Total other expense	(9.7)	(8.5)	(22.1)	(22.6)
Income (loss) before income taxes	21.4	1.3	12.1	(7.5)
Provision (benefit) for income taxes	7.2	(0.2)	3.9	(2.7)
Net income (loss)	$14.2	$1.5	$8.2	$(4.8)

Per Share Data and Share Amounts:
Basic net income (loss) per common share	$0.39	$0.04	$0.23	$(0.14)

Diluted net income (loss) per common share	$0.39	$0.04	$0.22	$(0.14)

Weighted average shares outstanding - basic	35,993,386	35,452,594	35,830,394	35,363,682
Weighted average shares outstanding - diluted	36,529,556	35,823,866	36,625,619	35,363,682

THE MANITOWOC COMPANY, INC.

CONSOLIDATED BALANCE SHEETS

(In millions, except par value and share amounts)

	June 30, 2026	December 31, 2025
Assets
Current Assets:
Cash and cash equivalents	$95.8	$77.3
Accounts receivable, less allowances of $6.0 and $5.8, respectively	294.4	281.3
Inventories — net	785.3	683.9
Other current assets	41.9	54.1
Total current assets	1,217.4	1,096.6

Property, plant and equipment — net	331.3	343.0
Operating lease right-of-use assets	62.8	68.0
Goodwill	80.6	79.6
Other intangible assets — net	121.5	125.1
Other non-current assets	107.9	105.9
Total assets	$1,921.5	$1,818.2
Liabilities and Stockholders' Equity
Current Liabilities:
Accounts payable and accrued expenses	$496.0	$401.6
Customer advances	17.0	18.3
Short-term borrowings and current portion of long-term debt	8.9	13.7
Product warranties	33.2	36.2
Other liabilities	22.2	21.8
Total current liabilities	577.3	491.6
Non-Current Liabilities:
Long-term debt	460.6	447.1
Operating lease liabilities	48.9	53.6
Deferred income taxes	2.9	2.3
Pension obligations	42.7	45.3
Postretirement health and other benefit obligations	2.8	3.1
Long-term deferred revenue	22.0	18.8
Other non-current liabilities	63.2	61.2
Total non-current liabilities	643.1	631.4
Stockholders' Equity:
Preferred stock (authorized 3,500,000 shares of $.01 par value; none outstanding)	—	—
Common stock (75,000,000 shares authorized, 40,793,983 shares issued, 36,061,969 and 35,473,418 shares outstanding, respectively)	0.4	0.4
Additional paid-in capital	610.4	616.7
Accumulated other comprehensive loss	(68.3)	(65.3)
Retained earnings	214.7	206.5
Treasury stock, at cost (4,732,014 and 5,320,565 shares, respectively)	(56.1)	(63.1)
Total stockholders' equity	701.1	695.2
Total liabilities and stockholders' equity	$1,921.5	$1,818.2

THE MANITOWOC COMPANY, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In millions)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Cash Flows from Operating Activities:
Net income (loss)	$14.2	$1.5	$8.2	$(4.8)
Adjustments to reconcile net income (loss) to cash used for operating activities:
Depreciation expense	14.2	14.7	28.3	29.5
Amortization of intangible assets	0.8	0.8	1.6	1.6
Stock-based compensation expense	2.0	3.2	4.8	5.8
Amortization of deferred financing fees	0.3	0.3	0.7	0.7
Gain on sale of property, plant and equipment	(0.6)	(0.1)	(0.8)	—
Changes in operating assets and liabilities
Accounts receivable	(30.8)	(13.6)	(15.0)	(17.2)
Inventories	(41.1)	(49.5)	(108.7)	(115.5)
Other assets	2.2	(13.6)	15.9	(12.4)
Accounts payable	35.4	30.2	84.3	91.6
Accrued expenses and other liabilities	11.4	(41.6)	16.1	(34.1)
Net cash provided by (used for) operating activities	8.0	(67.7)	35.4	(54.8)
Cash Flows from Investing Activities:
Capital expenditures	(14.1)	(6.0)	(22.3)	(16.8)
Proceeds from sale of fixed assets	1.7	0.1	2.0	0.2
Purchase of assets	—	—	—	(12.9)
Net cash used for investing activities	(12.4)	(5.9)	(20.3)	(29.5)
Cash Flows from Financing Activities:
Payments on revolving credit facility	—	—	—	(15.0)
Proceeds from revolving credit facility	25.0	69.1	16.0	87.0
Payments on other debt	(2.2)	(9.5)	(5.5)	(6.2)
Other financing activities	(1.2)	4.2	(6.4)	1.2
Net cash provided by financing activities	21.6	63.8	4.1	67.0
Effect of exchange rate changes on cash and cash equivalents	0.2	1.3	(0.7)	2.2
Net increase (decrease) in cash and cash equivalents	17.4	(8.5)	18.5	(15.1)
Cash and cash equivalents at beginning of period	78.4	41.4	77.3	48.0
Cash and cash equivalents at end of period	$95.8	$32.9	$95.8	$32.9

Non-GAAP Financial Measures

Adjusted net income (loss), Adjusted DEPS, EBITDA, adjusted EBITDA, adjusted operating income, Adjusted ROIC, and free cash flows are financial measures that are not in accordance with U.S. GAAP. Manitowoc believes these non-GAAP financial measures provide important supplemental information to both management and investors regarding financial and business trends used in assessing its results of operations. Manitowoc believes excluding specified items provides a more meaningful comparison to the corresponding reporting periods and internal budgets and forecasts, assists investors in performing analysis that is consistent with financial models developed by investors and research analysts, provides management with a more relevant measure of operating performance, and is more useful in assessing management performance.

Adjusted Net Income (Loss) and Adjusted DEPS

The Company defines adjusted net income (loss) as net income (loss) plus the addback or subtraction of restructuring and other non-recurring items. Adjusted DEPS is defined as adjusted net income (loss) divided by diluted weighted average shares outstanding. Diluted weighted average common shares outstanding are adjusted for the effect of dilutive stock awards when there is net income on an adjusted basis, as applicable. The reconciliation of net income (loss) and diluted net income (loss) per share to adjusted net income (loss) and Adjusted DEPS for the three and six months ended June 30, 2026 and 2025 are summarized as follows. All dollar amounts are in millions, except per share data and share amounts.

	Three Months Ended June 30,
	2026			2025
	As reported	Adjustments	Adjusted	As reported	Adjustments	Adjusted
Gross profit	$123.1	$—	$123.1	$99.0	$—	$99.0
Engineering, selling and administrative expenses (1)	(90.4)	2.0	(88.4)	(87.4)	—	(87.4)
Amortization of intangible assets	(0.8)	—	(0.8)	(0.8)	—	(0.8)
Restructuring expense (2)	(0.8)	0.8	—	(1.0)	1.0	—
Operating income	31.1	2.8	33.9	9.8	1.0	10.8
Interest expense	(9.2)	—	(9.2)	(9.2)	—	(9.2)
Amortization of deferred financing fees	(0.3)	—	(0.3)	(0.3)	—	(0.3)
Other income (expense) - net (3)	(0.2)	—	(0.2)	1.0	0.6	1.6
Income before income taxes	21.4	2.8	24.2	1.3	1.6	2.9
(Provision) benefit for income taxes (4)	(7.2)	(0.2)	(7.4)	0.2	(0.3)	(0.1)
Net income	$14.2	$2.6	$16.8	$1.5	$1.3	$2.8

Diluted weighted average common shares outstanding	36,529,556		36,529,556	35,823,866		35,823,866

Diluted net income per share	$0.39		$0.46	$0.04		$0.08

(1)
The adjustment in 2026 represents the addback of $2.0 million of costs associated with a legal matter.
(2)
The adjustments in 2026 and 2025 represent the addback of restructuring expense.
(3)
The adjustment in 2025 represents $0.6 million of interest related to settlement of a legal matter with the EPA.
(4)
The adjustments in 2026 and 2025 represent the net income tax impact of item (2).

	Six Months Ended June 30,
	2026			2025
	As reported	Adjustments	Adjusted	As reported	Adjustments	Adjusted
Gross profit	$218.4	$—	$218.4	$188.8	$—	$188.8
Engineering, selling and administrative expenses (1)	(181.0)	2.8	(178.2)	(170.3)	—	(170.3)
Amortization of intangible assets	(1.6)	—	(1.6)	(1.6)	—	(1.6)
Restructuring expense (2)	(1.6)	1.6	—	(1.8)	1.8	—
Operating income	34.2	4.4	38.6	15.1	1.8	16.9
Interest expense	(18.1)	—	(18.1)	(17.9)	—	(17.9)
Amortization of deferred financing fees	(0.7)	—	(0.7)	(0.7)	—	(0.7)
Other expense - net (3)	(3.3)	—	(3.3)	(4.0)	0.6	(3.4)
Income (loss) before income taxes	12.1	4.4	16.5	(7.5)	2.4	(5.1)
(Provision) benefit for income taxes (4)	(3.9)	(0.4)	(4.3)	2.7	(0.5)	2.2
Net income (loss)	$8.2	$4.0	$12.2	$(4.8)	$1.9	$(2.9)

Diluted weighted average common shares outstanding	36,625,619		36,625,619	35,363,682		35,363,682

Diluted net income (loss) per share	$0.22		$0.33	$(0.14)		$(0.08)

(1)
The adjustments in 2026 represent the addback of $2.5 million of costs associated with a legal matter and $0.3 million of other one-time costs.
(2)
The adjustments in 2026 and 2025 represent the addback of restructuring expense.
(3)
The adjustment in 2025 represents $0.6 million of interest related to settlement of a legal matter with the EPA.
(4)
The adjustments in 2026 and 2025 represent the net income tax impact of items (1) and (2).

Adjusted ROIC

The Company defines Adjusted ROIC as adjusted net operating profit after tax (“Adjusted NOPAT”) for the trailing twelve-months divided by the five-quarter average of invested capital. Adjusted NOPAT is calculated for each quarter by taking operating income plus the addback of amortization of intangible assets and the addback or subtraction of restructuring expenses, other non-recurring items - net, and provision for income taxes, which is determined using a 15% tax rate. Invested capital is defined as net total assets less cash and cash equivalents and income tax assets - net plus short-term and long-term debt. Income taxes assets - net are defined as net income tax payables/receivables, net deferred tax assets/liabilities, and uncertain tax positions.

The Company’s Adjusted ROIC as of June 30, 2026 was 6.9%. Below is the calculation of Adjusted ROIC as of June 30, 2026 and 2025. All dollar amounts are in millions.

	Trailing Twelve Months Ended June 30, 2026	Trailing Twelve Months Ended June 30, 2025
Operating income	$72.9	$38.8
Amortization of intangible assets	3.1	3.0
Restructuring expense	4.7	3.5
Other non-recurring items - net (1)	2.8	3.6
Adjusted operating income	83.5	48.9
Provision for income taxes	(12.5)	(7.3)
Adjusted NOPAT	$71.0	$41.6

	5-Quarter Average 2026	5-Quarter Average 2025
Total assets	$1,873.4	$1,766.4
Total liabilities	(1,184.2)	(1,131.9)
Net total assets	689.2	634.6
Cash and cash equivalents	(64.8)	(36.7)
Short-term borrowings and current portion of long-term debt	12.9	20.7
Long-term debt	456.8	410.3
Income tax assets - net	(66.7)	(43.8)
Invested capital	$1,027.4	$985.1

Adjusted ROIC	6.9%	4.2%

(1)
The adjustments in 2026 represents the addback of $2.5 million of costs associated with a legal matter and $0.3 million of other one-time costs. The adjustment in 2025 represents the addback of $3.6 million of costs associated with a legal matter with the EPA.

Free Cash Flows

The Company defines free cash flows as net cash provided by (used for) operating activities less cash outflow from investment in capital expenditures. The reconciliation of net cash provided by (used for) operating activities to free cash flows for the three and six months ended June 30, 2026 and 2025 are summarized as follows. All dollar amounts are in millions.

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Net cash provided by (used for) operating activities	$8.0	$(67.7)	$35.4	$(54.8)
Capital expenditures	(14.1)	(6.0)	(22.3)	(16.8)
Free cash flows	$(6.1)	$(73.7)	$13.1	$(71.6)

EBITDA and Adjusted EBITDA

The Company defines EBITDA as net income (loss) before interest, taxes, depreciation, and amortization. The Company defines adjusted EBITDA as EBITDA plus the addback or subtraction of restructuring expense, other (income) expense - net, and other non-recurring items - net. The reconciliation of net income (loss) to EBITDA, and further to adjusted EBITDA for the three and six months ended June 30, 2026 and 2025, are summarized as follows. All dollar amounts are in millions.

	Three Months Ended June 30,		Six Months Ended June 30,		Trailing Twelve
	2026	2025	2026	2025	Months
Net income (loss)	$14.2	$1.5	$8.2	$(4.8)	$20.2
Interest expense and amortization of deferred financing fees	9.5	9.5	18.8	18.6	39.4
Provision (benefit) for income taxes	7.2	(0.2)	3.9	(2.7)	11.8
Depreciation expense	14.2	14.7	28.3	29.5	58.7
Amortization of intangible assets	0.8	0.8	1.6	1.6	3.1
EBITDA	45.9	26.3	60.8	42.2	133.2
Restructuring expense	0.8	1.0	1.6	1.8	4.7
Other non-recurring items - net (1)	2.0	—	2.8	—	2.8
Other (income) expense - net (2)	0.2	(1.0)	3.3	4.0	1.5
Adjusted EBITDA	$48.9	$26.3	$68.5	$48.0	$142.2

Adjusted EBITDA margin percentage	8.2%	4.9%	6.3%	4.8%	6.4%

(1)
Other non-recurring items - net for the three months ended June 30, 2026 relate to $2.0 million of costs associated with a legal matter. Other non-recurring items - net for the six months ended June 30, 2026 relate to $2.5 million of costs associated with a legal matter and $0.3 million of other one-time costs.
(2)
Other (income) expense - net includes net foreign currency (gains) losses, other components of net periodic pension costs, and other items in the three, six, and trailing twelve months ended June 30, 2026 and the three and six months ended June 30, 2025.

For more information:

Ion Warner

SVP, Marketing and Investor Relations

ion.warner@manitowoc.com

+1 414-760-4805